OUTSOURCING SOLUTIONS INC.

                               SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of August 5, 1998 and entered into by and among OUTSOURCING SOLUTIONS INC., a Delaware corporation ("Company"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as the "Lenders"), and GOLDMAN SACHS CREDIT PARTNERS L.P. and THE CHASE MANHATTAN BANK, as Co-Administrative Agents (in such capacities, "Co-Administrative Agents"), and is made with reference to that certain Second Amended and Restated Credit Agreement dated as of January 26, 1998, as heretofore amended, supplemented or otherwise modified (as so amended, supplemented or modified, the "Credit Agreement"), by and among Company, the Lenders, Goldman Sachs Credit Partners L.P. and Chase Securities Inc., as Arranging Agents, and Co-Administrative Agents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement and in the amendments contained in Section 1 hereof.



                                    RECITALS

         WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement as herein provided to provide for certain adjustments to certain covenants to permit Company to establish a special purpose subsidiary to finance the acquisition of receivables and to make certain other amendments as provided herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:



SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT

1.1  Amendments to Section 1:  Definitions

     A.  Subsection  1.1 of the  Credit  Agreement  is hereby  amended by adding
thereto  the   following   definitions,   which  shall  be  inserted  in  proper
alphabetical order:

          "API" means Account Portfolios, Inc., a Delaware corporation.

          "OSI Funding" means OSI Funding Corp., a Delaware corporation.

          "Plan of Correction" has the meaning assigned to that term in subsection 5.21.

          "Receivables Sale and Servicing Agreement" means that certain Sale and Servicing Agreement among Company, Gulf State Credit, L.L.C., OSI Funding, API and Triple-A One, in the form delivered to Co-Administrative Agents on or prior to the Second Amendment Effective Date and as such agreement may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

          "Second Amendment" means that certain Second Amendment to Credit Agreement dated as of August 5, 1998, by and among Company, Lenders and Co-Administrative Agents.

          "Second Amendment Effective Date" has the meaning assigned to that term in the Second Amendment.

          "Triple-A One" means Triple-A One Funding Corporation, a Delaware corporation.

          "Triple-A One Commercial Paper" means commercial paper issued by Triple-A One to fund advances made by Triple-A One to OSI Funding evidenced by the Variable Funding Notes.

          "Triple-A One Credit Agreement", means that certain Triple-A One Credit Agreement among OSI Funding, Triple-A One and MBIA Insurance Corporation, in the form delivered to Co-Administrative Agents on or prior to the Second Amendment Effective Date and as such agreement may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

          "Variable Funding Notes" means, collectively, the variable funding notes or certificates in an original aggregate principal amount of up to $100,000,000 issued by OSI Funding to Triple-A One to finance the purchase of receivables by OSI Funding pursuant to the Triple-A One Credit Agreement, as such variable funding notes or certificates may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.12A.

          "Year 2000 Problems" means limitations in the capacity or readiness to handle date information for the Year 1999 or years beginning January 1, 2000 of any of the hardware, firmware or software systems ("Systems") associated with information processing and delivery, operations or services (e.g., security and alarms, elevators, communications, and HVAC) operated by, provided to or otherwise reasonably necessary to the business or operations of Holdings and its Subsidiaries.

     B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Consolidated Maintenance Capital Expenditures" and "Related Agreements" in their entirety and substituting therefor the following:

          "Consolidated Maintenance Capital Expenditures" means, for any period, all Consolidated Capital Expenditures for such period other than (x) Consolidated Capital Expenditures expended to make Permitted Acquisitions or Permitted Portfolio Acquisitions, (y) Consolidated Capital Expenditures made with respect to Portfolio Advances and (z) Consolidated Capital Expenditures expended to make acquisitions of receivables portfolios permitted under subsection 7.7(vii) or 7.7(viii).

          "Related  Agreements"  means the Subordinated  Notes, the Subordinated
     Note Indenture, the other Subordinated Note Documents, the Payco Acquisition Agreement, the Articles of Merger, the Certificate of Merger, the NSA Acquisition Agreement, the Accelerated Acquisition Agreement, the Union Acquisition Documents, the Receivables Sale and Servicing Agreement, the Triple-A One Credit Agreement, the Variable Funding Notes, the Articles of Merger and the Certificate of Merger.

     C. Subsection 1.1 of the Credit Agreement is hereby further amended by adding at the end of the definition of "Asset Sale" contained therein the following sentence:

     "Notwithstanding anything to the contrary contained herein, any sale of a receivables portfolio to OSI Funding permitted under subsection 7.7(vii) shall not be deemed an Asset Sale hereunder."

     D. Subsection 1.1 of the Credit Agreement is hereby further amended by (i) deleting the "." at the end of the definition of "Subsidiary" contained therein and substituting therefor ";"; and (ii) adding at the end thereof the following proviso:

     "provided, however, that for purposes of subsections 6.9 and 6.14 and Sections 7 and 8 hereof, OSI Funding shall not be deemed a Subsidiary of Holdings or any of its Subsidiaries; provided further, however, that nothing contained herein shall limit the obligation of Company and its Subsidiaries to pledge OSI Funding's capital stock pursuant to the Collateral Documents."

1.2  Amendment to Section 5:  Representations and Warranties

     Section 5 of the Credit Agreement is hereby amended by adding a new subsection 5.21 at the end thereof as follows:

     "5.21 Year 2000 Problems.

     Company and its Subsidiaries have (i) engaged in a process of assessment of the existence of the Year 2000 Problems reasonably appropriate to the scope and complexity of their respective Systems; (ii) adopted and are successfully implementing a plan of correction ("Plan of Correction") which Company reasonably believes will result in a substantial elimination of Year 2000 Problems before any processing failure of a System or of Systems due to Year 2000 Problems which might have a material effect on the business, operations or financial performance of Company and, in the case of all Systems critical to the business or operations of Company and its Subsidiaries, elimination in all material respects of Year 2000 Problems prior to any processing failure of a System or Systems due to Year 2000 Problems which migh have a material effect on the business, operations or financial performance of Company; (iii) adopted and are successfully implementing validation procedures calculated to test on an ongoing basis the sufficiency of the Plan of Correction, its implementation, and the correction of Year 2000 Problems in substantially all Systems and all Systems critical to the business or operations of Company and its Subsidiaries; (iv) adopted and are successfully implementing policies and procedures requiring regular reports to, and monitoring by, senior management of Company concerning the foregoing matters; and (v) provided Co-Administrative Agents true and correct copies of the written Plan of Correction, and related implementation budgets, reviewed and approved by Company's Board of Directors."

1.3  Amendment to Section 6:  Affirmative Covenants

     Section 6 of the Credit Agreement is hereby amended by adding a new subsection 6.15 at the end thereof as follows:

     "6.15 Year 2000 Problems.

         Company shall (i) promptly advise Co-Administrative Agents of any material (A) disruption or delay in the implementation of the Plan of Correction, as the same may be updated from time to time, including any determination by Company, any senior manager of Company or any other Subsidiary of Company, or any consultant known to Company or any other Subsidiary of Company with respect to Year 2000 Problems ("Consultant") that there is or will be a failure to achieve any of the objectives specifically identified in subdivision (ii) of subsection 5.21, or (B) change in the written Plan of Correction or related implementation budget referred to in subdivision (v) of subsection 5.21, or any later version thereof furnished to Co-Administrative Agents; (ii) afford to Co-Administrative Agents and their representatives, upon three days' notice to Company, reasonable access to Company's and its Subsidiaries' properties, personnel, service providers, vendors and records for the purpose of enabling Co-Administrative Agents to assess the adequacy of, and the record of performance of Company and its Subsidiaries with respect to, the Plan of Correction, related financial performance and conformity of actual performance with related implementation budgets; and (iii) periodically report to Co-Administrative Agents, in such form as Co-Administrative Agents may reasonably request, on (a) the progress of Company and its Subsidiaries in implementing the Plan of Correction, (b) the budget for, and actual financial performance with respect to, implementation of the Plan of Correction and (c) the assessment of Company, any senior manager of Company or any other Subsidiary of Company, or any Consultant of the adequacy of the Plan of Correction or the related implementation budget."

1.4  Amendments to Section 7:  Negative Covenants

     A. Subsection 7.3 of the Credit Agreement is hereby amended by (i)deleting the "and" at the end of clause (ix) thereof; (ii) deleting the "." at the end of clause (x) thereof and substituting therefor ";"; and (iii) adding new clauses
(xi) and (xii) at the end thereof as follows:

          "(xi) Company may, on or after the Second  Amendment  Effective  Date,
     (a) make a cash equity contribution of $2,500,000 to OSI Funding and (b) in the event that the average aggregate outstanding principal amount of Triple-A One Commercial Paper exceeds $25,000,000 for any 30-day period after the Second Amendment Effective Date, make an additional cash equity contribution of $2,500,000 to OSI Funding; and

          (xii) Company may make the Investments permitted under subsections 7.7(vii) and 7.7(viii)."

     B. Subsection 7.6D of the Credit Agreement is hereby amended by deleting the reference to "$18,000,000" contained therein and substituting therefor the following:

          "(x)  $20,000,000  in  Fiscal  Year 1998 and (y)  $18,000,000  in each
     Fiscal Year thereafter"

     C. Subsection 7.7(v) of the Credit Agreement is hereby amended by deleting clause (d) therefrom in its entirety and substituting therefor the following:

          "(d) the aggregate amount expended for Permitted Portfolio Acquisitions of receivables portfolios from Bally's Inc. shall not exceed $10,000,000 during any Fiscal Year, and the aggregate amount expended for all other Permitted Portfolio Acquisitions (1) during the period from the beginning of Fiscal Year 1998 to but excluding the Second Amendment Effective Date, together with the aggregate amount of all Investments made pursuant to subsection 7.3(v)(c) and the aggregate amount advanced and retained by Company and/or its Subsidiaries as Portfolio Advances during such period, shall not exceed $35,000,000, (2) during the period from the Second Amendment Effective Date through the end of Fiscal Year 1998, together with the aggregate amount of all Investments made pursuant to subsection 7.3(v)(c) and the aggregate amount advanced and retained by Company and/or its Subsidiaries as Portfolio Advances during such period, shall not exceed $10,000,000, and (3) during any Fiscal Year after 1998, together with the aggregate amount of all Investments made pursuant to subsection 7.3(v)(c) and the aggregate amount advanced and retained by Company and/or its Subsidiaries as Portfolio Advances during such Fiscal Year, shall not exceed $15,000,000;"

     D. Subsection 7.7 of the Credit Agreement is hereby amended by (i)deleting the "and" at the end of clause (v) thereof; (ii) deleting the "." at the end of clause (vi) thereof and substituting therefor ";"; and (iii) adding new clauses
(vii), (viii) and (ix) at the end thereof as follows:

          "(vii) API may (a) make acquisitions of receivables portfolios which are, within 10 Business Days after the acquisition thereof (or, in the case of receivables portfolios purchased after July 1, 1998 but prior to the Second Amendment Effective Date, within 10 Business Days after the Second Amendment Effective Date), sold to OSI Funding pursuant to and in accordance with the terms of the Receivables Sale and Servicing Agreement, and (b) sell receivables portfolios to OSI Funding pursuant to and in accordance with the terms of the Receivables Sale and Servicing Agreement, provided that the consideration received by API from OSI Funding for any such receivables portfolio shall be no less than the consideration paid by API to acquire such receivables portfolio;

          (viii) API may (a) re-acquire (pursuant to the terms of the Receivables Sale and Servicing Agreement) from OSI Funding any receivables portfolios sold to OSI Funding pursuant to subsection 7.7(vii) and (b) re-sell such receivables portfolios to the Persons from whom such receivables portfolios originated, provided that the aggregate consideration paid by API to re-acquire such receivables portfolios minus the aggregate consideration received by API for any such receivables portfolios subsequently re-sold to any such Persons shall not exceed $2,500,000; and

          (ix) Company may create OSI Funding on or after the Second Amendment Effective Date; provided, however, that no change to the Certificate of Incorporation or Bylaws of OSI Funding after the Second Amendment Effective Date which would be adverse to Lenders may be made without the prior written consent of Co-Administrative Agents."

     E. Subsection 7.11 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

     "Notwithstanding anything to the contrary contained herein, API shall not acquire and hold any receivables portfolio for more than 10 Business Days after the acquisition thereof (or, in the case of receivables portfolios purchased after July 1, 1998 but prior to the Second Amendment Effective Date, 10 Business Days after the Second Amendment Effective Date)."

1.5  Amendment to Section 8:  Events of Default

     Section 8 of the Credit Agreement is hereby amended by adding a new subsection 8.16 at the end thereof as follows:

     "8.16 Termination as Servicer.

          API or any other subsidiary of Company shall be terminated as servicer under the Receivables Sale and Servicing Agreement and Company or any other Subsidiary of Company shall not concurrently succeed such terminated servicer as successor servicer thereunder;"


SECTION 2.  CONDITIONS TO EFFECTIVENESS

     Section  1  of  this  Amendment  shall  become   effective  only  upon  the
satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):

         A. On or before the Second Amendment Effective Date, Company shall deliver to Lenders (or to Chase Co-Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

               (i) Certified copies of its Certificate of Incorporation, together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the Second Amendment Effective Date;

               (ii) Copies of its Bylaws, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary;

               (iii) Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

               (iv) Signature and incumbency certificates of its officers executing this Amendment; and

               (v) Copies of this Amendment executed by Company and each Subsidiary Guarantor.

         B. On or before the Second Amendment Effective Date, Co-Administrative Agents shall have received certified copies of the Certificate of Incorporation and Bylaws of OSI Funding and copies of the Receivables Sale and Servicing Agreement, the Variable Funding Notes, the Triple-A One Credit Agreement and other documentation (collectively, the "Securitization Documents") relating to the formation of OSI Funding, the issuance of the Variable Funding Notes and the guarantees issued by MBIA Insurance Corporation in connection therewith, which Securitization Documents shall be in form and substance reasonably satisfactory to Co-Administrative Agents.


SECTION 3.  ACKNOWLEDGEMENT AND CONSENT

     Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all Obligations.

     Each Subsidiary Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.


SECTION 4.  COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. Each Loan Party has all requisite corporate or partnership (as applicable) power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the other Loan Documents.

          B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Loan Party.

          C. No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement and the other Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws (or other analogous organizational document) of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date and disclosed in writing to Lenders.

          D. Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement and the other Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each Loan Party and are the legally valid and binding obligations of each Loan Party, enforceable against each of them in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


SECTION 5.  AUTHORIZATION OF COLLATERAL AGENT

     Each undersigned Lender hereby (i) authorizes Collateral Agent to enter an amendment to the Security Agreement in substantially the form attached hereto as Annex A and (ii) authorizes Collateral Agent to execute and deliver partial release statements and other documents which Collateral Agent deems necessary to evidence the release of Collateral Agent's security interest in receivables portfolios sold by API pursuant to subsection 7.7(vii) of the Amended Agreement.


SECTION 6.  MISCELLANEOUS

     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

     B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof) shall become effective upon the execution of a counterpart hereof by Company, each Subsidiary Guarantor and Requisite Lenders and receipt by Company and Co-Administrative Agents of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

           COMPANY:             OUTSOURCING SOLUTIONS INC.


                                By:      /s/ Daniel Dolan
                                         ---------------------------------------
                                         Name:  Daniel Dolan
                                         Title: Executive Vice President & Chief
                                                Financial Officer


           AGENTS AND LENDERS:  GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                individually and as a Co-Administrative Agent


                                By:      /s/ Stephen B. King
                                         ---------------------------------------
                                         Name:  Stephen B. King
                                         Title: Authorized Signatory



                                THE CHASE MANHATTAN BANK,
                                individually and as a Co-Administrative Agent


                                By:      /s/ Gail Weiss
                                         ---------------------------------------
                                         Name:  Gail Weiss
                                         Title: Vice President



                                SUNTRUST BANK, ATLANTA,
                                individually and as Collateral Agent


                                By:      /s/ Dennis H. James, Jr.
                                         ---------------------------------------
                                         Name:    Dennis H. James, Jr.
                                         Title:   Vice President


                                By:      /s/ Susan M. Hall
                                         ---------------------------------------
                                         Name:    Susan M. Hall
                                         Title:   Vice President



                                AG CAPITAL FUNDING PARTNERS, L.P.

                                By:      Angelo, Gordon & Co., L.P. as
                                         Investment Advisor

                                         By:    /s/ Jeffrey H. Aronson
                                         ---------------------------------------
                                                Name:    Jeffrey H. Aronson
                                                Title:   Managing Director



                                AG CAPITAL FUNDING PARTNERS, L.P.
                                By:      /s/ Jeff Moore
                                         ---------------------------------------
                                         Name:    Jeff Moore
                                         Title:   Principal



                                ARCHIMEDES FUNDING, L.L.C.


                                By:      ING Capital Advisors, Inc.,
                                         as Collateral Manager


                                         By:    /s/ Michael D. Hatley
                                         ---------------------------------------
                                                Name:    Michael D. Hatley
                                                Title:   Senior Vice President



                                ARES LEVERAGED INVESTMENT FUND, L.P.


                                By:      /s/ Jeff Moore
                                         ---------------------------------------
                                         Name:    Jeff Moore
                                         Title:   Principal



                                CANADIAN IMPERIAL BANK OF COMMERCE


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                CAPTIVA FINANCE III, LTD.


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                CREDIT SUISSE FIRST BOSTON


                                By:      /s/ Barry A. Zamore
                                         ---------------------------------------
                                         Name:    Barry A. Zamore
                                         Title:   Vice President


                                By:      /s/ Claire M. McCarthy
                                         ---------------------------------------
                                         Name:    Claire M. McCarthy
                                         Title:   Managing Director


                                THE FIRST NATIONAL BANK OF CHICAGO


                                By:      /s/ William J. Oleferchik
                                         ---------------------------------------
                                         Name:    William J. Oleferchik
                                         Title:   Vice President



                                MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                ML DEBT STRATEGIES FUND II, INC.


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                ML INCOME STRATEGIES PORTFOLIO


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                CREDITANSTALT CORPORATE FINANCE, INC.


                                By:      /s/ Carl G. Drake
                                         ---------------------------------------
                                         Name:    Carl G. Drake
                                         Title:   Vice President


                                By:      /s/ John Taylor
                                         ---------------------------------------
                                         Name:    John Taylor
                                         Title:   Senior Associate



                                BANKBOSTON, N.A.


                                By:      /s/ Richard D. Hill, Jr.
                                         ---------------------------------------
                                         Name:    Richard D. Hill, Jr.
                                         Title:   Managing Director



                                FIRST DOMINION FUNDING I


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                FRANKLIN FLOATING RATE TRUST

                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                HELLER FINANCIAL, INC.


                                By:      /s/ Linda W. Wolf
                                         ---------------------------------------
                                         Name:    Linda W. Wolf
                                         Title:   Senior Vice President



                                ING HIGH INCOME PRINCIPAL
                                PRESERVATION FUND HOLDINGS, LDC

                                By:      ING Capital Advisors, Inc.
                                         as Investment Advisor


                                         By:    /s/ Michael D. Hatley
                                                --------------------------------
                                                Name:    Michael D. Hatley
                                                Title:   Senior Vice President



                                LASALLE NATIONAL BANK


                                By:      /s/ Young J. Park
                                         ---------------------------------------
                                         Name:    Young J. Park
                                         Title:   Vice President



                                PNC BANK, NATIONAL ASSOCIATION


                                By:      /s/ Robert A. Krasnow
                                         ---------------------------------------
                                         Name:    Robert A. Krasnow
                                         Title:   Senior Vice President



                                PUTNAM VT HIGH YIELD TRUST


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                PUTNAM HIGH YIELD TRUST


                                By:      ---------------------------------------
                                         Name:
                                         Title:


                                ROYALTON COMPANY


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                SOUTHERN PACIFIC BANK


                                By:      /s/ Cheryl A. Wasilewski
                                         ---------------------------------------
                                         Name:    Cheryl A. Wasilewski
                                         Title:   Vice President



                                TORONTO DOMINION BANK


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                VAN KAMPEN AMERICAN CAPITAL
                                PRIME RATE INCOME TRUST


                                By:      /s/ Jeffrey W. Maillet
                                         ---------------------------------------
                                         Name:    Jeffrey W. Maillet
                                         Title:   Senior Vice President &
                                                  Director



                                VAN KAMPEN AMERICAN CAPITAL
                                SENIOR FLOATING RATE FUND


                                By:      /s/ Jeffrey W. Maillet
                                         ---------------------------------------
                                         Name:    Jeffrey W. Maillet
                                         Title:   Senior Vice President &
                                                  Director



                                SENIOR DEBT PORTFOLIO

                                By:      BOSTON MANAGEMENT AND
                                         RESEARCH, as Investment Advisor


                                         By:    --------------------------------
                                                Name:
                                                Title:


                                SPS SWAPS


                                By:      ---------------------------------------
                                         Name:
                                         Title:


                                PILGRIM AMERICA PRIME RATE TRUST

                                By: Pilgrim America Investments, Inc., as its Investment Manager

                                         By:    /s/ Charles E. LeMieux
                                                --------------------------------
                                                Name:    Charles E. LeMieux
                                                Title:   Assistant Vice
                                                         President



                                DELANO COMPANY

                                By: Pacific Investment Management Company, as its Investment Advisor


                                         By:    --------------------------------
                                                Name:
                                                Title:



                                KZH-CRESCENT 2 CORPORATION


                                By:      /s/ Virginia Conway
                                         ---------------------------------------
                                         Name:    Virginia Conway
                                         Title:   Authorized Agent



                                KZH HOLDING CORPORATION III


                                By:      /s/ Virginia Conway
                                         ---------------------------------------
                                         Name:    Virginia Conway
                                         Title:   Authorized Agent



                                KZH-CYPRESS TREE-1 CORPORATION


                                By:      /s/ Virginia Conway
                                         ---------------------------------------
                                         Name:    Virginia Conway
                                         Title:   Authorized Agent



                                KZH-CRESCENT CORPORATION


                                By:      /s/ Virginia Conway
                                         ---------------------------------------
                                         Name:    Virginia Conway
                                         Title:   Authorized Agent



                                KZH-ING-2 CORPORATION


                                By:      /s/ Virginia Conway
                                         ---------------------------------------
                                         Name:    Virginia Conway
                                         Title:   Authorized Agent



                                VAN KAMPEN CLO II, LIMITED


                                By:      /s/ Jeffrey W. Maillet
                                         ---------------------------------------
                                         Name:    Jeffrey W. Maillet
                                         Title:   Senior Vice President &
                                                  Director



                                INDOSUEZ CAPITAL FUNDING IIA, LTD.

                                By:      INDOSUEZ CAPITAL,
                                         as Portfolio Advisor

                                         By:    /s/ Daniel H. Smith
                                         ---------------------------------------
                                                Name:    Daniel H. Smith
                                                Title:   First Vice President



                                INDOSUEZ CAPITAL FUNDING III, LTD.

                                By:      INDOSUEZ CAPITAL,
                                         as Portfolio Advisor


                                         By:    /s/ Daniel H. Smith
                                         ---------------------------------------
                                         Name:    Daniel H. Smith
                                         Title:   First Vice President



                                CREDIT LYONNAIS


                                By:      ---------------------------------------
                                         Name:
                                         Title:



                                KZH-IV CORPORATION


                                By:      /s/ Virginia Conway
                                         ---------------------------------------
                                         Name:    Virginia Conway
                                         Title:   Authorized Agent

         SUBSIDIARY GUARANTORS:
                                CFC SERVICES CORP.
                                THE CONTINENTAL ALLIANCE, INC.


                                By:      /s/ Daniel Dolan
                                         ---------------------------------------
                                         Name:    Daniel Dolan
                                         Title:   Vice President



                                A.M. MILLER & ASSOCIATES, INC.
                                ACCOUNT PORTFOLIOS, INC.
                                ASSET RECOVERY & MANAGEMENT CORP.
                                GRABLE, GREINER & WOLFF, INC.
                                INDIANA MUTUAL CREDIT ASSOCIATION, INC.
                                JENNIFER LOOMIS & ASSOCIATES, INC.
                                NATIONAL ACCOUNT SYSTEMS, INC.
                                PAYCO AMERICAN CORPORATION
                                PAYCO AMERICAN INTERNATIONAL CORP.
                                PAYCO-GENERAL AMERICAN CREDITS, INC.
                                PROFESSIONAL RECOVERIES INC.
                                QUALINK, INC.
                                UNIVERSITY ACCOUNTING SERVICE, INC.
                                NORTH SHORE AGENCY, INC.


                                By:       /s/ Richard Hoffman
                                         ---------------------------------------
                                         Name:    Richard Hoffman
                                         Title:   Assistant Secretary



                                ACCELERATED BUREAU OF COLLECTIONS, INC.


                                By:      /s/ Daniel Dolan
                                         ---------------------------------------
                                Name:    Daniel Dolan
                                Title:   Assistant Secretary



                                PERIMETER CREDIT, L.L.C.
                                GULF STATE CREDIT, L.L.C.
                                ALLIED BOND & COLLECTION AGENCY, INC.
                                AMERICAN CHILD SUPPORT SERVICE BUREAU, INC.
                                CAPITAL CREDIT CORPORATION
                                TRANSWORLD SYSTEMS INC.
                                UCO PROPERTIES, INC.
                                UNION FINANCIAL SERVICES GROUP, INC.
                                HIGH PERFORMANCE SERVICES, INC.
                                HIGH PERFORMANCE SERVICES OF FLORIDA, INC.
                                INTERACTIVE PERFORMANCE, INC.
                                INTERACTIVE PERFORMANCE OF FLORIDA, INC.
                                AMERICAN RECOVERY COMPANY, INC. C.S.N. CORP.
                                GENERAL CONNECTOR CORPORATION
                                U.C.O.-M.B.A. CORPORATION
                                UNION-SPECIALTY STEEL CASTING CORPORATION
                                INTERACTIVE PERFORMANCE OF GEORGIA, INC.



                                By:      /s/ Richard Hoffman
                                         ---------------------------------------
                                         Name:    Richard Hoffman
                                         Title:   Assistant Secretary


                                THE UNION CORPORATION


                                By:      /s/ Richard Hoffman
                                         ---------------------------------------
                                Name:    Richard Hoffman
                                Title:   Secretary